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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-06106


                         Pioneer Mid Cap Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2002 through October 31, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.


                                     PIONEER
                              ---------------------
                                  MID CAP VALUE
                                      FUND

                                     Annual
                                     Report

                                    10/31/03

                                 [LOGO] Pioneer
                                        Investments

 Table of Contents
--------------------------------------------------------------------------------

 Letter to Shareowners                                           1

 Portfolio Summary                                               2

 Performance Update                                              3

 Portfolio Management Discussion                                 8

 Schedule of Investments                                        11

 Financial Statements                                           18

 Notes to Financial Statements                                  27

 Report of Independent Auditors                                 34

 Trustees, Officers and Service Providers                       35

 Programs and Services for Shareowners                          42

 Retirement Plans from Pioneer                                  44

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 10/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The stock market rally that began last spring extended into late summer as signs of an economic recovery accumulated. Gross domestic product, a tally of all goods and services produced in the United States, expanded, thanks to increased personal consumption, housing and business spending, low short-term interest rates and lower taxes on individuals. While broader market indicators managed small gains, the NASDAQ Composite rose sharply in the third quarter as investors sensed that companies might soon boost technology outlays. September's dip in consumer expectations linked to slow job creation, plus cutbacks in OPEC oil production, drove markets off their highest levels. Investors also kept an eye on the news, as U.S. troops came under daily fire in Iraq and tensions elsewhere remained.

As the economy appeared to strengthen, investors who had sought safety in U.S. Treasury issues grew less risk-averse. As a result, corporate bonds moved broadly higher and the Treasury bond rally stalled. Some of the biggest gains were recorded among lower-rated, high-yield bonds whose issuers often depend on a strong economy to boost earnings. Bonds in emerging and developed markets also did well, as economies stabilized and currencies rose against the slumping U.S. dollar.

Stocks and bonds, bonds and stocks

Over the past few years, investor sentiment has swung from stocks to bonds and back again, from U.S. government securities to corporate and international issues. Each sector has spent time in the spotlight or backstage, delivering periods of stronger or weaker performance relative to one another.

With sectors constantly moving in and out of favor, how can you increase your chances of holding investments that are performing well? By owning several kinds of securities, not just one or two. Through a process called asset allocation, you can create an investment mix that reflects your needs, taking into account such factors as your age, your financial goals and their timing, and, of course, your comfort level where risk is concerned.

Asset allocation is only one area in which a qualified investment professional can serve you well. Ask your advisor to review how shifting markets may have affected your asset allocation recently. And if you've never thought about asset allocation before, now is the best time to start.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

[BEGINNING OF CALLOUT]

Pioneer's new president

Osbert Hood was recently named Chief Executive Officer and President of Pioneer Investments U.S.A. Mr. Hood, formerly Pioneer's Chief Operating Officer and a key member of the senior management committee, joined Pioneer in 2000 from John Hancock Financial Services, where he had held senior financial positions. "I am excited and honored to have the opportunity to lead Pioneer as it continues to grow," Mr. Hood said. "As CEO I look forward to furthering Pioneer's strategic goals, including developing new products that can meet the wider needs of investors and the advisers who serve them."

[END OF CALLOUT]

Respectfully,

/s/ Osbert Hood
---------------
Osbert Hood, President and Chief Executive Officer
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                 94.0%
Temporary Cash Investments                          4.8%
Depositary Receipts for International Stocks        1.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                         21.1%
Industrials                                        16.9%
Comsumer Discretionary                             13.5%
Health                                             12.6%
Materials                                           9.1%
Energy                                              8.4%
Information Technology                              6.7%
Comsumer Staples                                    4.8%
Utilities                                           3.7%
Telecommunication Services                          3.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

---------------------------------------------------------
  1.    Foot Locker, Inc.                          2.41%
---------------------------------------------------------
  2.    Telephone & Data Systems, Inc.             2.38
---------------------------------------------------------
  3.    CIGNA Corp.                                2.37
---------------------------------------------------------
  4.    American Standard Companies, Inc.          2.32
---------------------------------------------------------
  5.    Phelps Dodge Corp.                         2.24
---------------------------------------------------------
  6.    Freeport-McMoRan Copper & Gold, Inc.       2.14
---------------------------------------------------------
  7.    CVS Corp.                                  2.13
---------------------------------------------------------
  8.    Triad Hospitals, Inc.                      2.12
---------------------------------------------------------
  9.    The PMI Group, Inc.                        2.11
---------------------------------------------------------
 10.    NCR Corp.                                  1.99

*This list excludes temporary cash and derivative investments. Fund holdings will vary for other periods.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03     10/31/02
                          $22.25       $16.93

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(11/01/02 - 10/31/03)     Income       Capital Gains   Capital Gains
                          $ -          $ -             $

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2003)

               Net Asset    Public Offering
 Period          Value          Price*
 10 Years        11.57%         10.91%
 5 Years         10.69           9.38
 1 Year          31.42          23.89

  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.

[BEGINNING MOUNTAIN CHART]

Value of $10,000 Investment

                      Pioneer Mid Cap Value Fund*    Russell Midcap Value Index
"10/93"                          9425                        10000
                                11216                        10208
"10/95"                         13383                        12500
                                15139                        15145
"10/97"                         18571                        20061
                                16948                        21215
"10/99"                         18647                        22425
                                22378                        25083
"10/01"                         22792                        24741
                                21426                        24004
"10/03"                         28159                        32038

[END MOUNTAIN CHART]

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03     10/31/02
                          $20.48       $15.72

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(11/01/02 - 10/31/03)     Income       Capital Gains   Capital Gains
                          $ -          $ -             $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2003)

                      If          If
Period                Held      Redeemed*
Life-of-Class
(4/4/94)             10.88%       10.88%
5 Years               9.77        9.63
1 Year               30.28        26.28

   All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period. The maximum CDSC of 4% declines to zero over six years.

[BEGINNING MOUNTAIN CHART]

Value of $10,000 Investment+

                      Pioneer Mid Cap Value Fund*    Russell Midcap Value Index
 "4/30/1994"                    $10,000                      $10,000
                                $11,154                      $10,260
"10/31/1995"                    $13,209                      $12,563
                                $14,829                      $15,222
"10/31/1997"                    $18,047                      $20,163
                                $16,356                      $21,323
"10/31/1999"                    $17,847                      $22,538
                                $21,246                      $25,211
"10/31/2001"                    $21,461                      $24,866
                                $20,011                      $24,126
"10/31/2003"                    $26,071                      $32,199

[END MOUNTAIN CHART]

+ Index comparison begins 4/30/94. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                 10/31/03     10/31/02
                          $20.34       $15.61

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(11/01/02 - 10/31/03)     Income       Capital Gains   Capital Gains
                          $ -          $ -             $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2003)

                   Net Asset    Public Offering
Period               Value        Price/CDSC*
 Life-of-Class
 (1/31/96)           8.12%          7.98%
 5 Years             9.70           9.48
 1 Year             30.30          28.98

  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the 1% sales charge at the beginning of the period. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[BEGINNING MOUNTAIN CHART]

Value of $10,000 Investment

                      Pioneer Mid Cap Value Fund*    Russell Midcap Value Index
"1/96"                           9900                        10000
                                10344                        11094
"10/97"                         12593                        14696
                                11411                        15541
"10/99"                         12441                        16427
                                14795                        18374
"10/01"                         14937                        18123
                                13913                        17584
"10/03"                         18129                        23470

[END MOUNTAIN CHART]

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                      CLASS R SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03   4/1/03***
                          $22.25     $16.81

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(4/1/03 - 10/31/03)       Income       Capital Gains   Capital Gains
                          $ -          $ -             $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns**
(As of October 31, 2003)

                 If             If
 Period          Held        Redeemed*
 10 Years       11.07%        11.07%
 5 Years        10.31         10.31
 1 Year         31.42         30.42


     All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the 1% CDSC. Shares sold within 18 months of purchase may be subject to the CDSC.

Value of $10,000 Investment

[BEGINNING MOUNTAIN CHART]

                      Pioneer Mid Cap Value Fund*    Russell Midcap Value Index
"10/93"                         10000                        10000
                                11681                        10208
"10/95"                         14159                        12500
                                15854                        15145
"10/97"                         19320                        20061
                                17484                        21215
"10/99"                         19089                        22425
                                22798                        25083
"10/01"                         23132                        24741
                                21733                        24004
"10/03"                         28562                        32038

[END MOUNTAIN CHART]

** Class R shares which have no front-end load, may be subject to a back-end load and are available to certain retirement plans. The performance of Class R shares for the period prior to the public offering of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver.

***  Class R shares were first publicly offered on April 1, 2003.
     The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than original cost.

     The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03   10/31/02
                          $22.73     $17.21

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(11/01/02 - 10/31/03)     Income       Capital Gains   Capital Gains
                          $ -          $ -             $ -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns*
(As of October 31, 2003)

                     If          If
 Period              Held     Redeemed
 Life-of-Class
 (7/2/98)            6.66%       6.66%
 5 Years            11.22       11.22
 1 Year             32.07       32.07


* All returns reflect reinvestment of distributions at net asset value.

Value of $10,000 Investment+

[BEGINNING MOUNTAIN CHART]

                      Pioneer Mid Cap Value Fund*    Russell Midcap Value Index
"7/98"                         10000                        10000
                                8861                         9685
"10/99"                         9795                        10237
                               11809                        11451
"10/01"                        12088                        11295
                               11418                        10959
"10/03"                        15081                        14624

[END MOUNTAIN CHART]

+ Index comparison begins 7/31/98. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

   The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/03
--------------------------------------------------------------------------------

After suffering through declines for three years, stock prices began climbing during the 12 months ended October 31, 2003, with mid-cap stocks outperforming the overall market. In the following discussion, Rod Wright, who is responsible for day-to-day portfolio supervision for Pioneer Mid Cap Value Fund, provides an update on the Fund, its investment strategies and the economic environment during the 12-month period ended October 31, 2003.

Q: How did Pioneer Mid Cap Value Fund perform?

A: In a strong year for equities, the Fund outperformed both the overall market and the benchmark for mid-cap value stocks. The Fund's Class A shares had a total return of 31.42% at net asset value for the 12 months ended October 31, 2003. Class B shares returned 30.28%, Class C shares 30.30% and Class R shares 31.42%, all at net asset value. During the same period, the Standard & Poor's 500 Index, the benchmark for large-cap stocks, rose by 19.72% while the Russell Midcap Value Index gained 30.29%.

Q:  What was the investment environment like during the period?

A: Stocks prices rose substantially, especially during the final six months, after an uneven start during the first half of the fiscal period. In early 2003, investors grew more confident because of early signs of a quick military victory in Iraq. At the same time, they began seeing evidence that domestic economic growth finally was beginning to accelerate and corporate profits were improving. The U.S. Federal Reserve gave assurances that it planned to continue to keep short-term interest rates low, and new tax cuts added more economic stimulus. With all these encouraging signs that a sustained economic rebound was becoming more likely, investors again were attracted by the growth potential of equities.

Q:  What types of investments proved to have a major impact on Fund performance?

A: Our investments in the basic materials, health care and specialty retail industries proved to be particularly successful during the 12 months.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The largest single contributor to performance was a basic materials company, Freeport-McMoRan, a major copper and gold mining company. Similarly, performance received strong support from Phelps-Dodge, a copper producer and Newmont Mining, a gold producer.

    Among health-care stocks, we had strong performance from: Guidant, which produces medical devices used for the treatment of cardiac and vascular diseases; Sybron Dental Specialties, which manufactures products used in dental and orthopedic treatment; and CIGNA, a leading provider of health-care insurance and other employee benefit plans. Investments in specialty and generic-drug manufacturers IVAX and Mylan also helped.

    In the specialty-retail area, several investments appreciated sharply, including Yum! Brands (formerly Tricon Global Restaurants), which operates the Pizza Hut, KFC and Taco Bell chains; Outback Steakhouse; Footlocker; and Blockbuster.

    Our investment strategy focuses primarily on stock-picking and fundamental analysis, rather than on top-down sector decisions based on macroeconomic analysis. We try to find good companies selling at attractive valuations. We don't buy stocks because of our expectations for a particular sector or industry.

Q:  Were there any areas that proved disappointing during the period?

A: The fact that we did not have a major position in the technology industry detracted from performance. We thought many technology companies were selling at high valuations. Nevertheless, many of these companies, in particular semiconductor manufacturers and semiconductor equipment producers, posted strong gains. While we followed the companies closely, we thought they never were priced reasonably enough for us to invest in them, and so we missed their rally. One of the technology-related holdings the Fund owned that helped performance was Amdocs, a transaction and billing processor specializing in the telecommunications services industry. However, CSG Systems International, which provides very similar services to cable television companies, fell hard after losing a contract dispute with a customer. BISYS Group, another transaction processor, declined after both its' chief financial and

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/03                            (continued)
--------------------------------------------------------------------------------

    chief executive officers resigned and the company reported disappointing earnings.

    We were overweighted in energy, attracted by opportunities created by high oil and natural gas prices. This sector of the market has underperformed year to date, despite high energy prices. We still believe there are opportunities in the energy industry as the economy expands, and we continue to be overweighted in that area at the start of the new fiscal year.

Q:  What is your investment outlook?

A: Although mid-cap value stocks performed very well during the past 12 months, we believe there still are attractive values among the more than 1,000 companies from which we can choose. Some parts of the market, especially among technology companies, may be overvalued, but we are encouraged by the outlook for continued economic growth and its implications on corporate profitability.

    We believe this is a good environment for a stock-picking strategy such as ours, although it is probably unrealistic to expect a repeat of the performance of the last year.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/03
--------------------------------------------------------------------------------

Shares                                                                     Value
              COMMON STOCKS - 95.6%
              Energy - 8.0%
              Integrated Oil & Gas - 0.9%
  375,000     Occidental Petroleum Corp.                            $ 13,222,500
                                                                    ------------
              Oil & Gas Drilling - 3.1%
  450,000     ENSCO International, Inc.                             $ 11,857,500
  325,000     Nabors Industries, Inc.*                                12,285,000
  625,000     Transocean Offshore, Inc.*                              11,993,750
  325,000     Weatherford International, Inc.*                        11,293,750
                                                                    ------------
                                                                    $ 47,430,000
                                                                    ------------
              Oil & Gas Exploration & Production - 2.1%
  248,400     Devon Energy Corp.                                    $ 12,047,400
  750,000     Pioneer Natural Resources Co.*                          19,837,500
                                                                    ------------
                                                                    $ 31,884,900
                                                                    ------------
              Oil & Gas Refining Marketing & Transportation - 1.9%
  350,000     Sun Company, Inc.                                     $ 15,316,000
  325,000     Valero Energy Corp.                                     13,877,500
                                                                    ------------
                                                                    $ 29,193,500
                                                                    ------------
              Total Energy                                          $121,730,900
                                                                    ------------
              Materials - 8.7%
              Commodity Chemicals - 1.1%
  375,000     Air Products & Chemicals, Inc.                        $ 17,028,750
                                                                    ------------
              Diversified Chemicals - 1.4%
  375,000     PPG Industries, Inc.                                  $ 21,618,750
                                                                    ------------
              Diversified Metals & Mining - 4.2%
  800,000     Freeport-McMoRan Copper & Gold, Inc. (Class B)        $ 31,000,000
  525,000     Phelps Dodge Corp.*                                     32,413,500
                                                                    ------------
                                                                    $ 63,413,500
                                                                    ------------
              Metal & Glass Containers - 0.9%
  225,000     Ball Corp.                                            $ 12,645,000
                                                                    ------------
              Precious Metals & Minerals - 1.1%
  375,000     Newmont Mining Corp.                                  $ 16,417,500
                                                                    ------------
              Total Materials                                       $131,123,500
                                                                    ------------
              Capital Goods - 8.1%
              Aerospace & Defense - 0.8%
  138,300     General Dynamics Corp.                                $ 11,575,710
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/03                                    (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
              Electrical Component & Equipment - 2.9%
  550,000     American Power Conversion Corp.                       $ 11,126,500
  350,000     Cooper Industries Ltd.                                  18,515,000
1,150,000     Symbol Technologies, Inc.                               14,363,500
                                                                    ------------
                                                                    $ 44,005,000
                                                                    ------------
              Industrial Conglomerates - 2.9%
  350,000     American Standard Companies, Inc.*                    $ 33,495,000
  162,500     ITT Industries, Inc.                                    11,048,375
                                                                    ------------
                                                                    $ 44,543,375
                                                                    ------------
              Industrial Machinery - 1.5%
  100,000     Deere & Co.                                           $  6,062,000
  275,000     Ingersoll-Rand Co.                                      16,610,000
                                                                    ------------
                                                                    $ 22,672,000
                                                                    ------------
              Total Capital Goods                                   $122,796,085
                                                                    ------------
              Commercial Services & Supplies - 5.4%
              Data Processing Services - 0.7%
  425,000     Equifax Inc.                                          $ 10,387,000
                                                                    ------------
              Commercial Printing - 2.5%
  765,100     John H. Harland Co.                                   $ 20,833,673
  650,000     R.R. Donnelly & Sons Co., Inc.                          16,900,000
                                                                    ------------
                                                                    $ 37,733,673
                                                                    ------------
              Diversified Commercial Services - 0.9%
  300,000     H & R Block, Inc.                                     $ 14,127,000
                                                                    ------------
              Environmental Services - 1.3%
  825,000     Republic Services, Inc.                               $ 19,181,250
                                                                    ------------
              Total Commercial Services & Supplies                  $ 81,428,923
                                                                    ------------
              Transportation - 1.8%
              Airlines - 0.6%
  450,000     Southwest Airlines Co.                                $  8,730,000
                                                                    ------------
              Railroads - 1.2%
  300,000     Canadian National Railway Co.                         $ 18,060,000
                                                                    ------------
              Total Transportation                                  $ 26,790,000
                                                                    ------------
              Consumer Durables & Apparel - 2.6%
              Apparel, Accessories & Luxury Goods - 1.1%
  900,000     The Limited Brands, Inc.                              $ 15,840,000
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.
12

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
               Leisure Products - 1.5%
1,200,000      Mattel, Inc.                                       $   23,232,000
                                                                  --------------
               Total Consumer Durables & Apparel                  $   39,072,000
                                                                  --------------
               Hotels, Restaurants & Leisure - 3.0%
               Restaurants - 3.0%
  300,000      Brinker International, Inc.*                       $    9,549,000
  250,000      Outback Steakhouse, Inc.                               10,500,000
  750,000      Yum! Brands, Inc.*                                     25,605,000
                                                                  --------------
               Total Hotels, Restaurants & Leisure                $   45,654,000
                                                                  --------------
               Media - 1.5%
               Advertising - 0.6%
  100,000      The Interpublic Group of Companies, Inc.           $    1,488,000
   90,000      Omnicom Group                                           7,182,000
                                                                  --------------
                                                                  $    8,670,000
                                                                  --------------
               Movies & Entertainment - 0.9%
  650,000      Regal Entertainment Group                          $   13,325,000
                                                                  --------------
               Total Media                                        $   21,995,000
                                                                  --------------
               Retailing - 5.9%
               Apparel Retail - 1.3%
  550,000      Jones Apparel Group, Inc.*                         $   18,975,000
                                                                  --------------
               General Merchandise Stores - 1.8%
  525,000      Sears, Roebuck and Co.                             $   27,630,750
                                                                  --------------
               Specialty Stores - 2.8%
  400,000      Blockbuster, Inc.                                  $    7,708,000
1,950,000      Foot Locker, Inc.                                      34,905,000
                                                                  --------------
                                                                 $   42,613,000
                                                                  --------------
               Total Retailing                                    $   89,218,750
                                                                  --------------
               Food & Drug Retailing - 4.6%
               Drug Retail - 2.0%
  875,000      CVS Corp.                                          $   30,782,500
                                                                  --------------
               Food Retail - 1.8%
  350,000      Albertson's, Inc.                                  $    7,101,500
  825,000      ConAgra, Inc.                                          19,668,000
                                                                  --------------
                                                                  $   26,769,500
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/03                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
              Hypermarkets & Supercenters - 0.8%
  475,000     BJ'S Wholesale Club, Inc.*                          $   12,202,750
                                                                  --------------
              Total Food & Drug Retailing                         $   69,754,750
                                                                  --------------
              Health Care Equipment & Services - 11.4%
              Health Care Equipment - 3.2%
  800,000     Apogent Technologies, Inc.*                         $   17,560,000
  600,000     Becton, Dickinson & Co.                                 21,936,000
  375,000     Sybron Dental Specialties*                               8,625,000
                                                                  --------------
                                                                  $   48,121,000
                                                                  --------------
              Health Care Facilities - 3.7%
  750,000     Manor Care, Inc.                                    $   24,960,000
1,000,000     Triad Hospitals, Inc.*                                  30,730,000
                                                                  --------------
                                                                  $   55,690,000
                                                                  --------------
              Health Care Services - 1.2%
  514,300     Laboratory Corp. of America Holdings*               $   18,231,935
                                                                  --------------
              Managed Health Care - 3.3%
  600,000     CIGNA Corp.                                         $   34,230,000
  185,000     Wellpoint Health Networks, Inc.*                        16,446,500
                                                                  --------------
                                                                  $   50,676,500
                                                                  --------------
              Total Health Care Equipment & Services              $  172,719,435
                                                                  --------------
              Pharmaceuticals & Biotechnology - 0.6%
              Pharmaceuticals - 0.6%
  500,000     IVAX*                                               $    9,630,000
                                                                  --------------
              Total Pharmaceuticals & Biotechnology               $    9,630,000
                                                                  --------------
              Banks - 10.6%
              Diversified Banks - 0.9%
  425,000     Charter One Financial, Inc.                         $   13,583,000
                                                                  --------------
              Regional Banks - 5.5%
  350,000     Boston Private Financial Holdings, Inc.             $    8,914,500
  600,000     KeyCorp                                                 16,950,000
  250,000     Marshall & Ilsley Corp.                                  8,955,000
  200,000     North Fork Bancorporation, Inc.                          7,796,000
  375,000     SouthTrust Corp.                                        11,943,750
  300,000     TCF Financial Corp.                                     15,654,000
  200,000     Zions Bancorporation                                    12,258,000
                                                                  --------------
                                                                  $   82,471,250
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.
14

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
              Thrifts & Mortgage Finance - 4.2%
 225,000      Countrywide Financial Corp.                         $   23,652,000
 300,000      GreenPoint Financial Corp.                               9,345,000
 800,000      The PMI Group, Inc.                                     30,584,000
                                                                  --------------
                                                                  $   63,581,000
                                                                  --------------
              Total Banks                                         $  159,635,250
                                                                  --------------
              Diversified Financials - 4.3%
              Consumer Finance - 1.4%
  50,000      White Mountains Insurance Group Ltd.                $   21,200,000
                                                                  --------------
              Asset Management & Custody Banks - 1.0%
 550,000      Federated Investors, Inc.                           $   15,207,500
                                                                  --------------
              Investment Banking & Brokerage - 1.9%
 400,000      A.G. Edwards, Inc.                                  $   16,200,000
 625,000      Investment Technology Group, Inc.*                      12,412,500
                                                                  --------------
                                                                  $   28,612,500
                                                                  --------------
              Total Diversified Financials                        $   65,020,000
                                                                  --------------
              Insurance - 5.3%
              Insurance Brokers - 1.7%
 400,000      Platinum Underwriter Holdings Ltd.                  $   11,496,000
 400,000      Willis Group Holdings Ltd.                              13,320,000
                                                                  --------------
                                                                  $   24,816,000
                                                                  --------------
              Life & Health Insurance - 1.0%
 325,000      Jefferson - Pilot Corp.                             $   15,515,500
                                                                  --------------
              Property & Casualty Insurance - 2.6%
 225,000      Ambac Financial Group, Inc.                         $   15,916,500
 100,000      Renaissance RE Holdings Ltd.                             4,498,000
 525,000      Safeco Corp.                                            19,267,500
                                                                  --------------
                                                                  $   39,682,000
                                                                  --------------
              Total Insurance                                     $   80,013,500
                                                                  --------------
              Software & Services - 2.4%
              Application Software - 0.5%
 400,000      Autodesk, Inc.                                      $    7,700,000
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/03                                    (continued)
--------------------------------------------------------------------------------

Shares                                                                    Value
              Data Processing & Outsourced Services - 1.9%
  900,000     The BISYS Group, Inc.*                              $   12,870,000
  575,000     SunGard Data Systems, Inc.*                             16,128,750
                                                                  --------------
                                                                  $   28,998,750
                                                                  --------------
              Total Software & Services                           $   36,698,750
                                                                  --------------
              Technology Hardware & Equipment - 4.8%
              Communications Equipment - 0.7%
1,500,000     Tellabs, Inc.*                                      $   11,295,000
                                                                  --------------
              Computer Hardware - 1.9%
  800,000     NCR Corp.*                                          $   28,752,000
                                                                  --------------
              Computer Storage & Peripherals - 0.9%
  550,000     Storage Technology Corp.*                           $   13,255,000
                                                                  --------------
              Electronic Equipment & Instruments - 1.3%
  425,000     W.W. Grainger, Inc.                                 $   19,456,500
                                                                  --------------
              Total Technology Hardware & Equipment               $   72,758,500
                                                                  --------------
              Telecommunication Services - 3.1%
              Integrated Telecom Services - 3.1%
  250,000     Alltel Corp.                                        $   11,817,500
  550,000     Telephone & Data Systems, Inc.                          34,430,000
                                                                  --------------
              Total Telecommunication Services                    $   46,247,500
                                                                  --------------
              Utilities - 3.5%
              Electric Utilities - 2.5%
  350,000     Constellation Energy Group                          $   12,729,500
  275,000     DTE Energy Co.                                          10,142,000
  275,000     Entergy Corp.                                           14,822,500
                                                                  --------------
                                                                  $   37,694,000
                                                                  --------------
              Gas Utilities - 1.0%
  450,000     KeySpan Energy Corp.                                $   15,736,500
                                                                  --------------
              Total Utilities                                     $   53,430,500
                                                                  --------------
              TOTAL COMMON STOCKS
              (Cost $1,142,100,762)                               $1,445,717,343
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.
16

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                                         Value
                 TEMPORARY CASH INVESTMENTS - 4.8%
                 Repurchase Agreement - 3.7%
$55,600,000      UBS Warburg, Inc., 0.97%, dated 10/31/03,
                 repurchase price of $55,600,000 plus accrued
                 interest on 11/3/03 collateralized by $56,775,000
                 U.S. Treasury Bill, 0.94%, 11/28/03.                  $   55,600,000
                                                                       --------------
                 Time Deposits - 1.1%
 12,009,668      Dresdner Bank AG, 1.05%, 11/1/03                      $   12,009,668
  5,147,001      Wachovia Bank of Georgia NA, 1.00%, 11/1/03                5,147,001
                                                                       --------------
                                                                       $   17,156,669
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $72,756,669)                                    $   72,756,669
                                                                       --------------
                 TOTAL INVESTMENT IN SECURITIES - 100.4%
                 (Cost $1,214,857,431)(a)                              $1,518,474,012
                                                                       --------------
                 OTHER ASSETS AND LIABILITIES - (0.4)%                 $   (6,477,813)
                                                                       --------------
                 TOTAL NET ASSETS - 100.0%                             $1,511,996,199
                                                                       --------------

* Non-income producing security.

(a) At October 31, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $1,217,195,919 was as follows:
    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                          $309,520,083
    Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                          (8,241,990)
                                                                       ------------
    Net unrealized gain                                                $301,278,093
                                                                       ------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2003 aggregated $708,213,032 and $753,847,551, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 10/31/03
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities
   loaned of $16,527,028) (cost $1,214,857,431)                   $1,518,474,012
  Cash                                                                     5,765
  Receivables -
   Investment securities sold                                         19,497,048
   Fund shares sold                                                    7,794,810
   Dividends and interest                                                899,504
  Other                                                                   15,572
                                                                  --------------
    Total assets                                                  $1,546,686,711
                                                                  --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                $   13,987,563
   Fund shares repurchased                                             1,397,462
   Upon return of securities loaned                                   17,156,669
  Due to affiliates                                                    1,862,953
  Accrued expenses                                                       285,865
                                                                  --------------
    Total liabilities                                             $   34,690,512
                                                                  --------------
NET ASSETS:
  Paid-in capital                                                 $1,176,139,657
  Accumulated undistributed net investment income                        446,628
  Accumulated net realized gain on investments and foreign
   currency transactions                                              31,793,333
  Net unrealized gain on investments                                 303,616,581
                                                                  --------------
    Total net assets                                              $1,511,996,199
                                                                  --------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,208,400,381/54,317,938 shares)             $        22.25
                                                                  --------------
  Class B (based on $241,312,599/11,780,423 shares)               $        20.48
                                                                  --------------
  Class C (based on $53,982,403/2,654,102 shares)                 $        20.34
                                                                  --------------
  Class R (based on $39,509/1,776 shares)                         $        22.25
                                                                  --------------
  Class Y (based on $8,261,307/363,444 shares)                    $        22.73
                                                                  --------------
MAXIMUM OFFERING PRICE:
  Class A ($22.25 [divided by] 94.25%)                            $        23.61
                                                                  --------------
  Class C ($20.34 [divided by] 99.00%)                            $        20.55
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.
18

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 10/31/03

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $27,291)         $19,776,583
  Interest                                                         579,293
  Income from securities loaned, net                                41,413
                                                               -----------
    Total investment income                                                     $ 20,397,289
                                                                                ------------
EXPENSES:
  Management fees
   Basic fee                                                   $8,444,155
   Performance adjustment                                       1,242,126
  Transfer agent fees
   Class A                                                      2,880,954
   Class B                                                        985,447
   Class C                                                        184,774
   Class Y                                                          1,231
  Distribution fees
   Class A                                                      2,440,686
   Class B                                                      2,464,883
   Class C                                                        404,257
   Class R                                                             35
  Administrative fees                                             294,461
  Custodian fees                                                   95,973
  Registration fees                                               106,777
  Printing                                                        116,840
  Professional fees                                                97,451
  Miscellaneous                                                    42,510
  Fees and expenses of nonaffiliated trustees                      45,742
                                                               -----------
    Total expenses                                                              $ 19,848,302
    Less fees paid indirectly                                                        (34,476)
                                                                                ------------
    Net expenses                                                                $ 19,813,826
                                                                                ------------
     Net investment income                                                      $    583,463
                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments                                                 $37,690,631
   Other assets and liabilities denominated in foreign
    currencies                                                   (136,834)      $ 37,553,797
                                                               -----------
  Change in net unrealized gain on investments                                  $317,467,900
                                                                                ------------
   Net gain on investments and foreign currency transactions                    $355,021,697
                                                                                ------------
   Net increase in net assets resulting from operations                         $355,605,160
                                                                                ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/03 and 10/31/02, respectively

                                                           Year Ended        Year Ended
                                                            10/31/03          10/31/02
FROM OPERATIONS:
Net investment income (loss)                            $      583,463     $   (4,229,052)
Net realized gain (loss) on investments and foreign
  currency transactions                                     37,553,797            (72,238)
Change in net unrealized gain (loss) on investments        317,467,900        (87,157,976)
                                                        --------------     --------------
 Net increase (decrease) in net assets resulting
   from operations                                      $  355,605,160     $  (91,459,266)
                                                        --------------     --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
 Class A ($0.00 and $1.37 per share, respectively)      $            -     $  (65,338,533)
 Class B ($0.00 and $1.37 per share, respectively)                   -        (24,922,005)
 Class C ($0.00 and $1.37 per share, respectively)                   -         (2,256,570)
 Class Y ($0.00 and $1.37 per share, respectively)                   -           (253,152)
                                                        --------------     --------------
  Total distributions to shareowners                    $            -     $  (92,770,260)
                                                        --------------     --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $  267,527,996     $  330,084,087
Reinvestment of distributions                                        -         83,158,589
Cost of shares repurchased                                (307,796,399)      (317,778,908)
                                                        --------------     --------------
 Net increase (decrease) in net assets resulting from
   fund share transactions                              $  (40,268,403)    $   95,463,768
                                                        --------------     --------------
 Net increase (decrease) in net assets                  $  315,336,757     $  (88,765,758)
NET ASSETS:
Beginning of year                                        1,196,659,442      1,285,425,200
                                                        --------------     --------------
End of year (including accumulated undistributed
  net investment income of $446,628 and $0,
  respectively)                                         $1,511,996,199     $1,196,659,442
                                                        --------------     --------------

   The accompanying notes are an integral part of these financial statements.
20

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                 (continued)
--------------------------------------------------------------------------------
For the Years Ended 10/31/03 and 10/31/02, respectively

                                   '03 Shares       '03 Amount       '02 Shares        '02 Amount
CLASS A
Shares sold                        11,143,948    $  212,727,487       12,304,750    $  237,313,372
Reinvestment of distributions               -                 -        3,142,409        60,397,080
Less shares repurchased            (9,451,400)     (173,777,134)     (10,583,103)     (195,228,487)
                                   ----------    --------------      -----------    --------------
 Net increase                       1,692,548    $   38,950,353        4,864,056    $  102,481,965
                                   ----------    --------------      -----------    --------------
CLASS B
Shares sold                         1,805,444    $   31,685,061        3,632,016    $   65,272,357
Reinvestment of distributions               -                 -        1,164,794        20,943,004
Less shares repurchased            (6,876,382)     (119,092,518)      (6,188,895)     (107,434,068)
                                   ----------    --------------      -----------    --------------
 Net decrease                      (5,070,938)   $  (87,407,457)      (1,392,085)   $  (21,218,707)
                                   ----------    --------------      -----------    --------------
CLASS C
Shares sold                         1,273,436    $   22,294,515        1,305,262    $   23,389,488
Reinvestment of distributions               -                 -           88,474         1,581,028
Less shares repurchased              (835,571)      (14,080,793)        (815,154)      (14,291,308)
                                   ----------    --------------      -----------    --------------
 Net increase                         437,865    $    8,213,722          578,582    $   10,679,208
                                   ----------    --------------      -----------    --------------
CLASS R*
Shares sold                             1,798    $       36,915
Reinvestment of distributions               -                 -
Less shares repurchased                   (22)             (462)
                                   ----------    --------------
 Net increase                           1,776    $       36,453
                                   ----------    --------------
CLASS Y
Shares sold                            42,036    $      784,020          211,074    $    4,108,870
Reinvestment of distributions               -                 -           12,216           237,477
Less shares repurchased               (45,759)         (845,492)         (42,886)         (825,045)
                                   ----------    --------------      -----------    --------------
 Net increase (decrease)               (3,723)   $      (61,472)         180,404    $    3,521,302
                                   ----------    --------------      -----------    --------------

*Class R shares were first publicly offered on April 1, 2003.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended     Year Ended
CLASS A                                                           10/31/03       10/31/02
Net asset value, beginning of period                             $    16.93     $  19.29
                                                                 ----------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $     0.04     $  (0.02)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        5.28        (0.97)
                                                                 ----------      -------
  Net increase (decrease) from investment operations             $     5.32     $  (0.99)
Distributions to shareowners:
 Net investment income                                                    -            -
 Net realized gain                                                        -        (1.37)
                                                                 ----------      -------
Net increase (decrease) in net asset value                       $     5.32     $  (2.36)
                                                                 ----------      -------
Net asset value, end of period                                   $    22.25     $  16.93
                                                                 ----------      -------
Total return*                                                         31.42%       (5.99)%
Ratio of net expenses to average net assets+                           1.37%        1.30%
Ratio of net investment income (loss) to average net assets+           0.24%       (0.09)%
Portfolio turnover rate                                                  58%          65%
Net assets, end of period (in thousands)                         $1,208,400     $890,856
Ratios with reduction for fees paid indirectly:
 Net expenses                                                          1.37%        1.30%
 Net investment income (loss)                                          0.24%       (0.09)%

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended    Year Ended
CLASS A                                                          10/31/01     10/31/00      10/31/99
Net asset value, beginning of period                             $  20.83     $  19.90     $    19.02
                                                                 --------     --------     ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  (0.01)    $   0.11     $     0.12
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      0.34         3.46           1.70
                                                                 --------     --------     ----------
  Net increase (decrease) from investment operations             $   0.33     $   3.57     $     1.82
Distributions to shareowners:
 Net investment income                                                  -            -          (0.02)
 Net realized gain                                                  (1.87)       (2.64)         (0.92)
                                                                 --------     --------     ----------
Net increase (decrease) in net asset value                       $  (1.54)    $   0.93     $     0.88
                                                                 --------     --------     ----------
Net asset value, end of period                                   $  19.29     $  20.83     $    19.90
                                                                 --------     --------     ----------
Total return*                                                        1.85%       20.00%         10.02%
Ratio of net expenses to average net assets+                         1.24%        1.13%          1.18%
Ratio of net investment income (loss) to average net assets+         0.01%        0.27%          0.37%
Portfolio turnover rate                                                95%          70%            75%
Net assets, end of period (in thousands)                         $921,310     $945,583     $1,067,562
Ratios with reduction for fees paid indirectly:
 Net expenses                                                        1.22%        1.11%          1.16%
 Net investment income (loss)                                        0.03%        0.29%          0.39%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
CLASS B                                                         10/31/03      10/31/02      10/31/01      10/31/00     10/31/99
Net asset value, beginning of period                           $  15.72      $  18.14      $  19.85      $  19.22     $  18.52
                                                               --------      --------      --------      --------     --------
Increase (decrease) from investment operations:
 Net investment loss                                           $  (0.13)     $  (0.18)     $  (0.10)     $  (0.20)    $  (0.18)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    4.89         (0.87)         0.26          3.47         1.80
                                                               --------      --------      --------      --------     --------
  Net increase (decrease) from investment operations           $   4.76      $  (1.05)     $   0.16      $   3.27     $   1.62
Distributions to shareowners:
 Net realized gain                                                    -         (1.37)        (1.87)        (2.64)       (0.92)
                                                               --------      --------      --------      --------     --------
Net increase (decrease) in net asset value                     $   4.76      $  (2.42)     $  (1.71)     $   0.63     $   0.70
                                                               --------      --------      --------      --------     --------
Net asset value, end of period                                 $  20.48      $  15.72      $  18.14      $  19.85     $  19.22
                                                               --------      --------      --------      --------     --------
Total return*                                                     30.28%        (6.75)%        1.01%        19.04%        9.17%
Ratio of net expenses to average net assets+                       2.22%         2.10%         2.03%         1.91%        2.00%
Ratio of net investment loss to average net assets+               (0.61)%       (0.89)%       (0.78)%       (0.52)%      (0.44)%
Portfolio turnover rate                                              58%           65%           95%           70%          75%
Net assets, end of period (in thousands)                       $241,313      $264,881      $330,926      $336,301     $412,116
Ratios with reduction for fees paid indirectly:
 Net expenses                                                      2.22%         2.10%         2.01%         1.90%        1.99%
 Net investment loss                                              (0.61)%       (0.89)%       (0.76)%       (0.51)%      (0.43)%

   The accompanying notes are an integral part of these financial statements.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                        10/31/03     10/31/02     10/31/01     10/31/00     10/31/99
Net asset value, beginning of period                           $ 15.61      $ 18.04      $ 19.76      $ 19.16      $ 18.49
                                                               -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $ (0.10)     $ (0.16)     $  0.03      $ (0.26)     $ (0.21)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   4.83        (0.90)        0.12         3.50         1.80
                                                               -------      -------      -------      -------      -------
  Net increase (decrease) from investment operations           $  4.73      $ (1.06)     $  0.15      $  3.24      $  1.59
Distributions to shareowners:
 Net realized gain                                                   -        (1.37)       (1.87)       (2.64)       (0.92)
                                                               -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                     $  4.73      $ (2.43)     $ (1.72)     $  0.60      $  0.67
                                                               -------      -------      -------      -------      -------
Net asset value, end of period                                 $ 20.34      $ 15.61      $ 18.04      $ 19.76      $ 19.16
                                                               -------      -------      -------      -------      -------
Total return*                                                    30.30%       (6.85)%       0.96%       18.92%        9.02%
Ratio of net expenses to average net assets+                      2.28%        2.20%        2.11%        2.01%        2.09%
Ratio of net investment loss to average net assets+              (0.68)%      (0.99)%      (0.86)%      (0.61)%      (0.52)%
Portfolio turnover rate                                             58%          65%          95%          70%          75%
Net assets, end of period (in thousands)                       $53,982      $34,605      $29,547      $24,495      $32,373
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     2.28%        2.20%        2.09%        1.98%        2.07%
 Net investment loss                                             (0.68)%      (0.99)%      (0.84)%      (0.58)%      (0.50)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   4/1/03 to
                                                                   10/31/03
CLASS R (a)
Net asset value, beginning of period                               $  16.81
                                                                   --------
Increase from investment operations:
 Net investment income                                             $      -
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                5.44
                                                                   --------
  Net increase from investment operations                          $   5.44
                                                                   --------
Net increase in net asset value                                    $   5.44
                                                                   --------
Net asset value, end of period                                     $  22.25
                                                                   --------
Total return*                                                         32.36%
Ratio of net expenses to average net assets+                           1.31%**
Ratio of net investment loss to average net assets+                   (0.08)%**
Portfolio turnover rate                                                  58%
Net assets, end of period (in thousands)                           $     40
Ratios with reduction for fees paid indirectly:
 Net expenses                                                          1.31%**
 Net investment loss                                                  (0.08)%**

(a) Class R shares were first publicly offered on April 1, 2003.
 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS Y                                                        10/31/03    10/31/02     10/31/01     10/31/00     10/31/99
Net asset value, beginning of period                          $  17.21     $ 19.50      $ 20.94      $ 19.91      $ 19.06
                                                              --------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.15     $  0.06      $  0.07      $  0.20      $  0.19
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   5.37       (0.98)        0.36         3.47         1.72
                                                              --------     -------      -------      -------      -------
  Net increase (decrease) from investment operations          $   5.52     $ (0.92)     $  0.43      $  3.67      $  1.91
Distributions to shareowners:
 Net investment income                                               -           -            -            -        (0.14)
 Net realized gain                                                   -       (1.37)       (1.87)       (2.64)       (0.92)
                                                              --------     -------      -------      -------      -------
Net increase (decrease) in net asset value                    $   5.52     $ (2.29)     $ (1.44)     $  1.03      $  0.85
                                                              --------     -------      -------      -------      -------
Net asset value, end of period                                $  22.73     $ 17.21      $ 19.50      $ 20.94      $ 19.91
                                                              --------     -------      -------      -------      -------
Total return*                                                    32.07%      (5.54)%       2.36%       20.56%       10.54%
Ratio of net expenses to average net assets+                      0.84%       0.84%        0.76%        0.63%        0.66%
Ratio of net investment income to average net assets+             0.76%       0.37%        0.49%        0.77%        0.88%
Portfolio turnover rate                                             58%         65%          95%          70%          75%
Net assets, end of period (in thousands)                      $  8,261     $ 6,318      $ 3,642      $ 3,376      $ 3,976
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     0.84%       0.83%        0.75%        0.61%        0.65%
 Net investment income                                            0.76%       0.38%        0.50%        0.79%        0.89%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Mid Cap Value Fund (the Fund), is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares - Class A, Class B, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shareowners.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend

Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/03                            (continued)
--------------------------------------------------------------------------------

    date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of distributions paid during the years ended October 31, 2003, and 2002 were as follows:

-------------------------------------------------------
                                 2003          2002
-------------------------------------------------------
  Distributions paid from:
   Ordinary income             $    -     $         -
   Long-term capital gain           -      92,770,260
                               ------     -----------
    Total                      $    -     $92,770,260
                               ------     -----------
-------------------------------------------------------

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The following shows components of distributable earnings on a fed eral income tax basis at October 31, 2003.

------------------------------------------------------
                                               2003
------------------------------------------------------
  Undistributed ordinary income           $ 12,778,412
  Undistributed long-term gain              21,800,037
  Unrealized appreciation                  301,278,093
                                          ------------
    Total                                 $335,856,542
                                          ------------
------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appre ciation is attributable to the tax deferral of losses on wash sales.

    At October 31, 2003, the Fund reclassified $136,835 to increase accumulated net realized gain on investments and foreign currency transactions and $136,835 to decrease undistributed net investment income, to reflect permanent book/tax differences. This reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $177,799 in underwriting commissions on the sale of Fund shares during the year ended October 31, 2003.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
    3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to

Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/03                            (continued)
--------------------------------------------------------------------------------

    each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except that Class A, Class B, Class C, Class R and Class Y shares can bear different transfer agent and distribution fees.

E.  Securities Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Time Deposits which are managed by Brown Brothers Harriman & Co., the Fund's custodian.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2. Management Agreement
PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.625% of the excess over $1 billion. The basic fee is subject to a performance adjustment up to a maximum of - 0.10% based on the Fund's investment performance as compared with the Russell Midcap Value Index. Pursuant to a shareowner vote on April 17, 2003 the benchmark was changed from the Lipper Growth Funds Index effective May 1, 2003; however the Lipper Growth Funds Index will be used for monthly periods prior to May 1, 2003 until it is eventually phased out. The performance comparison is made for a rolling 36-month period. For the year ended October 31, 2003, the aggregate performance adjustment resulted in an increase to the basic fee of $1,242,126. The management fee was equivalent to 0.76% of the average daily net assets for the period ended October 31, 2003.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2003, $970,049 was payable to PIM related to management fees, administrative fees and certain others services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $388,498 in transfer agent fees payable to PIMSS at October 31, 2003.

4. Distribution and Service Plans
The Fund adopted Plans of Distribution with respect to Class A, Class B, Class C and Class R shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/03                            (continued)
--------------------------------------------------------------------------------

sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $504,406 in distribution fees payable to PFD at October 31, 2003. The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase may be subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2003, CDSCs in the amount of $248,501 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain directed brokerage and expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended October 31, 2003, the Fund's expenses were reduced by $34,476 under such arrangements.

6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed,

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2003, the Fund had no borrowings under this agreement.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Mid Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value Fund (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2001 were audited by other auditors who have ceased operations and whose report, dated December 7, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value Fund at October 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 2003

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------

Name and Age                    Positions Held With the Fund         Term of Office and Length of Service
John F. Cogan, Jr. (77)*        Chairman of the Board,               Since 1990.
                                Trustee and President                Serves until a successor
                                                                     trustee is elected or earlier
                                                                     retirement or removal.



*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

-------------------------------------------------------------------------------------------------------------------------
 Osbert M. Hood (51)**          Trustee and                          Since June, 2003.
                                Executive Vice President             Serves until a successor
                                                                     trustee is elected or earlier
                                                                     retirement or removal.



**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------

Name, Age and Address           Positions Held With the Fund         Term of Office and Length of Service

 Mary K. Bush (55)              Trustee                              Since 1997.
 3509 Woodbine Street,                                               Serves until a successor trustee is
 Chevy Chase, MD 20815                                               elected or earlier retirement or removal.

-------------------------------------------------------------------------------------------------------------------------
 Richard H. Egdahl, M.D. (77)   Trustee                              Since 1992.
 Boston University Healthcare                                        Serves until a successor trustee is
 Entrepreneurship Program,                                           elected or earlier retirement or removal.
 53 Bay State Road,
 Boston, MA 02215

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                   Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global              Director of Harbor Global Company,
Asset Management S.p.A. ("PGAM"); Non-Executive               Ltd.
Chairman and a Director of Pioneer Investment
Management USA Inc. ("PIM-USA"); Chairman and a
Director of Pioneer; Director of Pioneer
Alternative Investment Management Limited
(Dublin); President and a Director of Pioneer
Alternative Investment Management (Bermuda)
Limited and affiliated funds; President and
Director of Pioneer Funds Distributor, Inc.
("PFD"); President of all of the Pioneer Funds;
and Of Counsel (since 2000, partner prior to
2000), Hale and Dorr LLP (counsel to PIM-USA and
the Pioneer Funds)

-------------------------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since         None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999 to November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997 to November 1999
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                  Other Directorships Held by this Trustee
President, Bush International (international financial       Director of Brady Corporation
advisory firm)                                               (industrial identification and
                                                             specialty coated material products
                                                             manufacturer), Millennium
                                                             Chemicals, Inc. (commodity
                                                             chemicals), Mortgage Guaranty
                                                             Insurance Corporation, and R.J.
                                                             Reynolds Tobacco Holdings, Inc.
                                                             (tobacco)
-------------------------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care               None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address            Positions Held With the Fund   Term of Office and Length of Service
Margaret B.W. Graham (56)        Trustee                        Since 1990.
1001 Sherbrooke Street West,                                    Serves until a successor trustee is
Montreal, Quebec, Canada                                        elected or earlier retirement or removal.
H3A 1G5
-------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (55)         Trustee                        Since 1990.
One Boston Place, 28th Floor,                                   Serves until a successor trustee is Boston, MA
02108                                                           elected or earlier retirement or removal.
-------------------------------------------------------------------------------------------------------------------------
Stephen K. West (75)             Trustee                        Since 1993.
125 Broad Street,                                               Serves until a successor trustee is
New York, NY 10004                                              elected or earlier retirement or removal.
-------------------------------------------------------------------------------------------------------------------------
John Winthrop (67)               Trustee                        Since 1990.
One North Adgers Wharf,                                         Serves until a successor trustee is Charleston, SC
29401                                                           elected or earlier retirement or removal.
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                   Positions Held With the Fund    Term of Office and Length of Service
Dorothy E. Bourassa (55)      Secretary                       Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------
Christopher J. Kelley (39)    Assistant Secretary             Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------
David C. Phelan (46)          Assistant Secretary             Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------
Vincent Nave (58)             Treasurer                       Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------
Luis I. Presutti (38)         Assistant Treasurer             Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                  Other Directorships Held by this
                                                             Trustee
Founding Director, The Winthrop Group, Inc. (consulting      None
firm); Professor of Management, Faculty of Management,
McGill University

-----------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &      None
Company, Inc. (investment banking firm)

-----------------------------------------------------------------------------------------------------
Senior Counsel, Sullivan & Cromwell (law firm)               Director, The Swiss Helvetia
                                                             Fund, Inc. (closed-end investment
                                                             company) and AMVESCAP PLC
                                                             (investment managers)

-----------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                         None
(private investment firm)

-----------------------------------------------------------------------------------------------------


Principal Occupation During Past Five Years                     Other Directorships Held by this
                                                                Officer
Secretary of PIM-USA: Senior Vice President-Legal of            None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant
Secretary from November 2000 to September 2003);
and Senior Counsel, Assistant Vice President and Director
of Compliance of PIM-USA from April 1998 through
October 2000
-----------------------------------------------------------------------------------------------------
Assistant Vice President and Senior Counsel of Pioneer          None
since July 2002; Vice President and Senior Counsel of
BISYS Fund Services, Inc. (April 2001 to June 2002);
Senior Vice President and Deputy General Counsel of
Funds Distributor, Inc. (July 2000 to April 2001; Vice
President and Associate General Counsel from July 1996
to July 2000); Assistant Secretary of all of the Pioneer
Funds since September 2003
-----------------------------------------------------------------------------------------------------
Partner, Hale and Dorr LLP; Assistant Secretary of all of       None
Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody      None
Services of Pioneer (Manager from September 1996 to February
1999); and Treasurer of all of the Pioneer Funds (Assistant
Treasurer from June 1999 to November 2000)
-----------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration       None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                   Positions Held With the Fund   Term of Office and Length of Service
Gary Sullivan (45)             Assistant Treasurer            Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (30)    Assistant Treasurer            Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                     Other Directorships Held by this
                                                                Officer
Fund Accounting Manager-Fund Accounting, Administration         None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
-----------------------------------------------------------------------------------------------------
Fund Administration Manager-Fund Accounting,                    None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003
-----------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our website:                                   www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER Investments(R)
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   14483-00-1203
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Mid Cap Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December XX, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December XX, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date December XX, 2003

* Print the name and title of each signing officer under his or her signature.